UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2013

NORTHWEST BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-33393	94-3306718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

4800 Montgomery Lane, Suite 800, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(240) 497-9024

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On July 25, 2013, Northwest Biotherapeutics, Inc. changed its independent registered public accounting firm from Peterson Sullivan LLP to Marcum LLP for the year ending December 31, 2013. The change was approved by the Audit Committee of the Board of Directors and was made to provide Northwest with an auditing firm with a broader national presence. Peterson Sullivan is located in Seattle, Washington, and has served as Northwest’s independent registered public accounting firm since February 16, 2005.

Peterson Sullivan’s reports on Northwest’s consolidated financial statements as of December 31, 2011 and 2012, and for the two years then ended and for the period from March 18, 1996 (inception) to December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, although the report contained an explanatory paragraph relating to Northwest’s ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2012 and through July 25, 2013, there were no: (a) disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Peterson Sullivan’s satisfaction, would have caused Peterson Sullivan to make reference to the subject matter thereof in connection with its reports on Northwest’s financial statements as of December 31, 2011 and 2012, and for the two years then ended and for the period from March 18, 1996 (inception) to December 31, 2012; or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K. However, Peterson Sullivan identified material weaknesses in Northwest’s financial reporting process with respect to segregation of duties and lack of controls over reporting of material transactions and developments in the financial statements.

Peterson Sullivan has indicated to Northwest that it concurs with the foregoing statements contained in the paragraphs above as they relate to Peterson Sullivan and has furnished a letter dated July 30, 2013 to the United States Securities and Exchange Commission to this effect. A copy of the letter from Peterson Sullivan is attached to this Form 8-K as Exhibit 16.1.

During the two years ended December 31, 2012 and through July 25, 2013, neither Northwest nor anyone acting on its behalf consulted with Marcum LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Peterson Sullivan LLP to the United States Securities and Exchange Commission dated July 30, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: July 31, 2013	/s/ Linda Powers
Linda Powers, Chief Executive Officer and Chairman

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